Business combinations	12 Months Ended
Dec. 31, 2023
Disclosure of business combinations and other significant transactions [Abstract]
Business combinations and other significant transactions	Business combinations and other significant transactions
Business combinations
2023
The group undertook a number of business combinations during 2023. Total consideration paid in cash amounted to $1,282 million (2022 $3,671 million), offset by cash acquired of $484 million (2022 $141 million).
The fair value of the net assets (including goodwill) recognized from business combinations in the full year, inclusive of measurement period adjustments for business combinations in previous periods, was $1,228 million (2022 $4,121 million). This principally related to the acquisition of TravelCenters of America.
2022
Archaea Energy
On 28 December 2022, bp acquired 100% of the issued common stock of Archaea Energy Inc. a leading producer of renewable natural gas (RNG) in the US, that was listed on the New York Stock Exchange.
The total cash consideration for the transaction, all paid at completion, was $3,137 million.
The transaction was accounted for as a business combination using the acquisition method. As the transaction completed shortly prior to the end of the reporting period, the acquisition-date fair values of the assets and liabilities acquired reported in 2022 were provisional. The final and provisional fair values of the identifiable assets and liabilities acquired, as at the date of acquisition are shown in the table below. The measurement period adjustments between the provisional and final values were recognized in 2023 as the impact on the comparative period was not material. The intangible assets recognized are primarily the biogas rights agreements Archaea Energy has with landfill owners. The goodwill recognized reflects the part of the project development pipeline that did not qualify for separate recognition at the acquisition date and goodwill arising from recognition of deferred tax liabilities on fair value uplifts. The goodwill balance is not expected to be deductible for tax purposes.
The transaction included a step acquisition of the Mavrix LLC joint venture, which bp and Archaea Energy each held a 50% interest in prior to this transaction. The final fair value of bp’s interest in Mavrix LLC immediately before the acquisition date was $303 million and the gain recognized in ‘Interest and other income’, initially in 2022 and revised in 2023, as a result of remeasuring this interest to fair value was $196 million.

		$ million
	Provisional	Final
Assets
Property plant and equipment	885	929
Goodwill	409	707
Intangible assets	3,475	3,178
Investments in equity-accounted entities	917	883
Inventory	42	31
Trade and other receivables	67	47
Cash and cash equivalents	107	96
Liabilities
Trade and other payables	(1,032)	(1,145)
Finance debt	(1,044)	(1,044)
Deferred tax liabilities	(293)	(214)
Provisions	(16)	(21)
Non-controlling interest	(7)	(7)
Total consideration	3,510	3,440
Of which:
Cash	3,137	3,137
Fair value of previously held interest in Mavrix LLC	373	303